EXHIBIT 23
CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS
We consent to the incorporation by reference in the following Registration Statements and Amendments of Nortel Networks Corporation (“Nortel”) of our report dated April 28, 2006, except as to notes 5, 6, 7, 10, 21 and 23, which are as of June 15, 2006 relating to the financial statements and financial statement schedule of Nortel and to our report dated April 28, 2006 relating to management’s report on the effectiveness of internal control over financial reporting (which report on the financial statements expressed an unqualified opinion, includes an explanatory paragraph relating to the restatement of the financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003, and includes a separate report titled Comments by Independent Registered Chartered Accountants on Canadian-U.S. Reporting Differences referring to changes in accounting principles that have a material effect on the comparability of the financial statements; and which report on internal control over financial reporting expressed an unqualified opinion on management’s assessment of the effectiveness of Nortel’s internal control over financial reporting and an adverse opinion on the effectiveness of Nortel’s internal control over financial reporting because of material weaknesses) appearing in the Current Report on Form 8-K of Nortel to be dated June 16, 2006:

•	Registration Statement on Form S-3
(Nortel Networks/ BCE 1985 Stock Option Plan and the
Nortel Networks/ BCE 1999 Stock Option Plan)
(333-11888)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Qtera Corporation)
(333-11454)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Dividend Reinvestment Plan)
(33-62270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Stock Purchase Plan)
(333-11270)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks NA Inc. 1998 Employee Stock Purchase Plan)
(333-9570)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks NA Inc. 1994 Stock Option Plan)
(333-9066)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Qtera Corporation Amended and Restated Stock Incentive Plan)
(333-11452)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Periphonics Corporation 1995 Stock Option Plan, as Amended and
Periphonics Corporation 1995 Non-Employee Director Stock Option Plan)
(333-10980)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Clarify Inc. 1991 Stock Option/ Stock Issuance Plan,
Clarify Inc. 1999 Non-Executive Stock Option/ Stock Issuance Plan,
Clarify Inc. Amended and Restated 1995 Stock Option/ Stock Issuance Plan,
Clarify Inc. Non-Employee Directors Option Plan,
OBJIX Systems Development, Inc. Stock Plan and
Certain Separate Option Agreements)
(333-11110)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(333-11342)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(333-6152)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-88214)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-61904)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated)
(33-11640)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Promatory Communications, Inc. 1997 Stock Plan and
Promatory Communications, Inc. 1999 Stock Plan)
(333-11798)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Inc. Long-Term Investment Plan)
(333-7366)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Inc. Long-Term Investment Plan)
(33-25333)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks Corporation 2000 Stock Option Plan)
(333-11876)

•	Registration Statement on Form S-8
(Xros, Inc. 1999 Stock Plan)
(333-12176)

•	Registration Statement on Form S-8
(Architel Systems Corporation 1994 Flexible Stock Incentive Plan,
1996 Stock Option Plan of Architel Systems Corporation,
Amended and Restated Accugraph Corporation 1996 Stock Option Plan,
Accugraph Corporation Key Employee Stock Option Plan and
Accugraph Corporation 1992 Directors and Officers Stock Option Plan)
(333-12228)

•	Registration Statement on Form S-8
(CoreTek, Inc. 1998 Employee, Director and Consultant Stock Option Plan)
(333-12286)

•	Registration Statement on Form S-8
(EPiCON, Inc. 1995 Stock Plan, as Amended)
(333-12644)

•	Registration Statement on Form S-8
(Alteon WebSystems, Inc. 2000 Non Statutory Incentive Plan,
1999 Equity Incentive Plan,
1999 Stock Purchase Plan and
Pharsalia Technologies, Inc. 2000 Equity Incentive Plan)
(333-12760)

•	Registration Statement on Form S-8
(Sonoma Systems 1996 Stock Option Plan, as Amended and
Sonoma Systems 1999 Stock Option Plan, as Amended)
(333-49304)

•	Registration Statement on Form S-8 and all Post-Effective Amendments thereto
(Nortel Networks U.S. Deferred Compensation Plan)
(333-11558)

•	Registration Statement on Form S-3
(JDS Uniphase Corporation)
(333-57510)

•	Registration Statement on Form S-8
(Nortel Networks Stock Purchase Plan)
(333-70482)

•	Registration Statement on Form S-3
(Shasta Networks, Inc.)
(333-10310)

•	Registration Statement on Form S-8
(Nortel Networks Company Savings Plan)
(333-70504)

•	Registration Statement on Form S-8
(Nortel Networks Ireland Share Participation Scheme and
Nortel Networks Shannon Share Participation Scheme)
(333-70512)

•	Registration Statement on Form S-3 and all Post-Effective Amendments thereto
(Common Shares, Preferred Shares, Debt Securities, Guarantees,
Warrants to Purchase Equity Securities, Warrants to Purchase Debt Securities,
Share Purchase Contracts, Share Purchase or Equity Units of Nortel Networks Corporation and
Guaranteed Debt Securities of Nortel Networks Limited)
(333-88164)

•	Registration Statement on Form S-8
(Nortel Networks Stock Purchase Plan)
(333-106633)

•	Registration Statement on Form S-8
(Long-Term Investment Plan)
(333-106654)

•	Registration Statement on Form S-8
(Nortel Networks Ireland Share Participation Scheme and Nortel Networks Shannon
Share Participation Scheme — listing of additional shares)
(333-107685)

•	Registration Statement on Form S-8
(Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and
Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program)
(333-126250)
/s/ Deloitte & Touche LLP

Independent Registered Chartered Accountants
Toronto, Canada
June 15, 2006